________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 2004




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                      000-21507                11-2723423
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                             Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A


________________________________________________________________________________

Item 7.    Financial Statements and Exhibits

 (c)       Exhibits

           The following exhibit is furnished as part of this report:



Exhibit Number           Description
________________________________________________________________________________
   99.1                  Press release dated January 22, 2004.





ITEM 12 -Results of Operations and financial Condition


     On January 22, 2004, Powerwave Technologies, Inc. issued a press release regarding financial results for its fourth quarter of fiscal 2003 and full fiscal year 2003, ending December 28, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 22, 2004                 POWERWAVE TECHNOLOGIES, INC
      ----------------

                                       By:/s/ KEVIN T. MICHAELS
                                          -------------------------------------
                                          Kevin T. Michaels
                                          Senior Vice President, Finance and
                                          Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number         Description
________________________________________________________________________________
   99.1               Press release dated January 22, 2004.